Exhibit 10.6(d)

               Third Amendment to BPIA Agreement

This Third Amendment to BPIA Agreement (the "Third Amendment") is entered into as of December 10, 2000, by and between Bedford Property Investors, Inc., a Maryland corporation (the "Company") and Bedford Acquisitions, Inc. (formerly known as Westminster Holdings, Inc.), a California corporation ("BPIA") with reference to the following facts.

                            RECITALS

   A. Company and BPIA entered into that certain BPIA Agreement dated as of January 1, 1995, as amended by the Amendment to BPIA Agreement dated as of January 1, 1997 and the Second Amendment to BPIA Agreement dated January 1, 1999 (collectively the "Agreement"), under the terms of which BPIA performs certain services for Company.

   B. Company and BPIA desire to amend the Agreement to extend the term of the Agreement.

                           AMENDMENT

NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants contained herein, the parties agree as follows:

1. Section 1 of the Agreement is deleted in its entirety and replace with the following:

"Term of Contract.  This Agreement will expire on December
31, 2001. Unless either party has given notice to the other party of its intention to terminate the Agreement by October 31, 2001, the Agreement will continue through December 31, 2002.
The Company shall have the further right to terminate this Agreement upon sixty (60) days prior notice at any time, subject to the payment of BPIA's fees as contemplated in Section 3 of this Agreement."

2. This Third Amendment shall be binding upon and shall inure to the benefit of the parties hereto, their respective heirs, executors, and assigns.

3. Terms not otherwise defined in this Third Amendment but which are defined in the Agreement shall have the meanings given to them in the Agreement.









        In Witness Whereof, the parties hereto have executed and delivered this Third Amendment as of the day and year first above written.



"Company"

Bedford Property Investors, Inc.,
a Maryland corporation


By:
________________________________
       James R. Moore
       Executive Vice President

"BPIA"

Bedford Acquisitions, Inc., a
California corporation


By:
______________________________
       Peter B. Bedford
       President